SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2009

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Subscription Agreements

On May 6, 2009, Intelsat Global, Ltd. (the “Parent”), the indirect parent of Intelsat, Ltd. (the “Company”), entered into Subscription Agreements with certain trusts established for the benefit of David McGlade and his family (the “McGlade Trust”) and the benefit of Phillip L. Spector and his family (the “Spector Trusts” and, together with the McGlade Trust, the “Trusts”). The Subscription Agreements govern the terms and conditions applicable to acquisitions by the Trusts of newly issued Class A common shares, par value U.S. $0.001 per share, of Parent (the “Class A Shares”). On May 6, 2009, the McGlade Trust purchased 100,000 Class A Shares and the Spector Trusts purchased 20,000 Class A Shares in the aggregate. The purchase price per Class A Share purchased by the Trusts was $100 per share. The aggregate purchase price paid for the Class A Shares by the Trusts was $10 million by the McGlade Trust and $2 million by the Spector Trusts. The Subscription Agreements provide that in the event certain principal shareholders of Parent, as defined in the Subscription Agreements, make additional equity investments in Parent under certain circumstances, Parent shall issue additional Class A Shares to each of the Trusts in an amount determined based on the per share price of the new equity investment and the number of shares acquired by each of the Trusts. The Trusts are each parties to (i) that certain Management Shareholders Agreement effective February 4, 2008 by and among Parent, the principal shareholders of Parent and certain management shareholders and (ii) certain letter agreements amending the Management Shareholders Agreement as it applies to the shares purchased by the Trusts.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Share Incentive Plan

On May 6, 2009, the Board of Directors of the Parent (the “Board”), adopted the amended and restated Intelsat Global, Ltd. 2008 Share Incentive Plan (the “Incentive Plan”).

Purpose. The principal purpose of the Incentive Plan is to promote the long-term growth and profitability of Parent and its subsidiaries by (i) providing incentives to improve shareholder value and to contribute to the growth and financial success of the Parent, and (ii) enabling the Parent and its subsidiaries to attract, retain and reward the best available persons for positions of substantial responsibility. The Incentive Plan provides for a variety of equity-based awards with respect to the Class A Shares, and the Parent’s Class B common shares, par value U.S. $0.001 per share (the “Class B Shares” and together with the Class A Shares, the “Common Shares”), including non-qualified share options, incentive share options (within the meaning of Section 422 of the Code), restricted share awards, restricted share unit awards, share appreciation rights, phantom share awards and performance-based awards.

Administration. The Incentive Plan will be administered by the Board, unless and until the Board delegates administration to the compensation committee or other committee of the Board as the compensation committee may designate. Following such time as the Class A Shares or Class B Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and subject to any applicable transition rules, such committee shall consist of at least two members of the Board, each of whom shall be a “non employee director” within the meaning of Rule 16b-3 or any successor rule of similar import, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and to the extent required by any applicable exchange or securities market, an “outside director” as may be defined by such market or exchange. The Board, or the applicable committee if so empowered, has the power to interpret the Incentive Plan and to adopt such rules for the administration, interpretation and application of the Incentive Plan as it deems necessary or appropriate in accordance with the Parent’s bye-laws. The Board or the committee may also delegate any or all of its duties and powers thereunder to the Chief Executive Officer and/or to other senior officers of the Parent subject to such conditions and limitations as the Board or committee shall prescribe. However, only the compensation committee may designate and grant awards to Participants who are subject to Section 16 of the Exchange Act.

Shares Available. A total of 1,689,975 Common Shares may be issued under the Incentive Plan; provided, however, that no more than 946,386 Class B Shares may be issued under the Incentive Plan. Class A Shares may be issued pursuant to any type of award; however, Class B Shares may only be issued pursuant to restricted share awards. Additionally, 438,827 Class A Shares shall be available for issuance pursuant to the vesting and/or exercise of certain options and restricted share awards previously granted pursuant to the Intelsat Holdings, Ltd. 2005 Share Incentive Plan (the “Rollover Awards”). To the extent that any award, other than the Rollover Awards, terminates, expires, or lapses for any reason, or is settled in cash without delivery of shares to the participant, then any shares subject to the award may be used again for new grants under the Incentive Plan. Additionally, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award may be used again for new grants under the Incentive Plan.

Grant of Awards. Certain employees and directors are eligible to be granted awards under the Incentive Plan. The Board, or the committee if so empowered, determines:

•	which employees and directors are to be granted awards and the time or times at which such awards are to be granted;

•	the type of award that is granted;

•	the number of shares and/or amount of cash subject to the awards;

•	the terms and conditions of such award, consistent with the Incentive Plan;

•	modifications, amendments or adjustments to the terms and conditions of any award, at any time or from time to time;

•

whether to accelerate the time in which an award may be exercised or in which an award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award; and

•	objectives and conditions, including targets for performance goals, if any, for earning awards and determining whether awards will be paid upon achievement of any such performance goals.

The Board, or the committee if so empowered, has the discretion, subject to the limitations of the Incentive Plan and applicable laws, to grant non-qualified share options, incentive share options, restricted share awards, restricted share unit awards, share appreciation rights, phantom share awards and performance-based awards (except that only employees may be granted incentive share options).

Limitation on Incentive Share Option Treatment. Even if an option is designated as an incentive share option, no option will qualify as an incentive share option if the aggregate fair market value of the share (as determined as of the date of grant) with respect to all of a holder’s incentive share options exercisable for the first time during any calendar year under the Incentive Plan exceeds $100,000. Any option failing to qualify as an incentive share option will be deemed to be a non-qualified share option.

Share Option Exercise Price. The Board, or the committee if so empowered, shall set the per share exercise price, subject to the following rules:

•

in the case of incentive share options and non-qualified share options, the per share option exercise price shall not be less than 100% of the fair market value of the Parent’s Common Shares on the grant date; and

•

for any person owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the Parent’s capital stock or of any of the Parent’s subsidiaries, the per share exercise price shall be not less than 110% of the fair market value of the Parent’s common shares on the grant date. The fair market value of a Common Share as of a given date will be determined in good faith by the Board.

Expiration of Share Options. The term of an option is set by the Board, or the committee if so empowered, subject to the following conditions: (i) no option term shall be longer than ten years from the date of grant; and (ii) the option term for an incentive share option granted to a person owning more than 10% of the total combined voting power of all classes of our capital stock shall not exceed five years from the date of grant. Upon termination of an outstanding option holder’s services with the Company, the holder may exercise his or her options within the period of time specified in the option grant, to the extent that the options were vested at the time of termination.

Restricted Share Awards. Awards of restricted shares may also be granted pursuant to the Incentive Plan. A restricted share award is the grant of either Class A Shares or Class B Shares that is generally nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Unless set forth otherwise in the applicable award agreement, the participant is not required to pay cash consideration for the restricted shares. Conditions may be based on continuing employment or achieving performance goals. Except as otherwise provided by the Board or the committee, during the period of restriction, participants holding restricted shares shall have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Board, or the committee if so empowered.

Other Equity Awards. In addition to share options and restricted shares, the Board or the committee may also grant to certain employees and directors restricted share unit awards, share appreciation rights, phantom share awards and performance-based awards, with such terms and conditions as the Board (or, if applicable, the committee) may, subject to the terms of the Incentive Plan, establish.

Adjustments of Awards. In the event of a share dividend, share split, reverse share split, share combination, or recapitalization, an extraordinary dividend or similar event affecting the capital structure of the Parent (other than a normal cash dividend), merger, consolidation, amalgamation, scheme of arrangement, acquisition of property or shares, separation, spinoff, reorganization, share rights offering, liquidation, or similar event affecting the Parent or any of its subsidiaries, the Board, or the compensation committee if so empowered, shall make such adjustments or substitutions as it deems appropriate and equitable to:

•	the aggregate number and kind of shares or other securities reserved for issuance and delivery under the Incentive Plan;

•	the number and kind of shares or other securities subject to outstanding awards under the Incentive Plan; and

•	the exercise price of outstanding options and share appreciation rights

Such adjustments may also include, without limitation, the cancellation of outstanding awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such awards, as determined by the committee or the Board in its sole discretion and the substitution of other property of equal value for the shares subject to outstanding awards.

Amendment and Termination. The Board, without further approval of the shareholders of the Parent, may generally amend or terminate the Incentive Plan or any portion thereof at any time, subject to certain limitations. The compensation committee may make minor or administrative amendments to the Incentive Plan as well as amendments to the Incentive Plan that may be required by law or that may be authorized or made desirable by such laws.

Amendment of Parent Bye-Laws

In connection with the ability to issue Class B Shares under the Incentive Plan, Parent amended its bye-laws to provide the terms and conditions governing the Class B Shares and Class A Shares. These amended bye-laws provide, among other terms and conditions, for voting rights amongst the Common Shares and certain liquidation preferences in favor of the Class A Shares.

David McGlade Amendment and Acknowledgement

David McGlade entered into an employment agreement (the “McGlade Employment Agreement”) with Parent and the Company, on December 29, 2008, effective as of February 4, 2008. On May 6, 2009, Mr. McGlade, Parent and

the Company amended the McGlade Employment Agreement pursuant to an Amendment and Acknowledgement to the McGlade Employment Agreement (the “Amendment”).

The Amendment provides that in the event certain specified corporate transactions occur, and the affirmative written consent of certain shareholders or a representative thereof is not required for the Company to terminate his employment at the time of such termination, and Mr. McGlade is terminated without cause or resigns for good reason (each as defined in the McGlade Employment Agreement), then the applicable vesting provisions of his equity award agreements shall apply as if a change in control (as defined in the McGlade Employment Agreement) had occurred immediately prior to such termination of employment. If the affirmative written consent of certain shareholders or a representative thereof is required for the Company to terminate his employment at the time of such termination following such a corporate transaction, and Mr. McGlade is terminated without cause or resigns for good reason on or after the date that is eighteen months following the date of such corporate transaction, then the applicable vesting provisions of his equity award agreements shall apply as if a change in control had occurred immediately prior to such termination of employment.

Phillip Spector Employment Agreement

Phillip Spector entered into an employment agreement (the “Spector Employment Agreement”) with Parent and the Company on May 6, 2009. The Spector Employment Agreement provides for Mr. Spector’s continued employment as Executive Vice President and General Counsel of each of the Parent and the Company. The Spector Employment Agreement supersedes the terms and conditions of his prior employment agreement dated January 31, 2005, as amended.

The Spector Employment Agreement has a term of one year and renews automatically for successive one-year periods, unless earlier terminated. The Spector Employment Agreement provides that Mr. Spector will be paid an annual base salary of $527,875 during the term, which will be reviewed for increase no less frequently than annually. The Spector Employment Agreement also provides that Mr. Spector will be eligible for (i) a basic annual bonus of 65% of his annual base salary, based on meeting pre-established performance criteria, (ii) an additional annual “stretch” bonus of 50% of his annual base salary and (iii) an additional “super stretch” bonus of 15% of his annual base salary, each based on meeting incrementally more difficult to achieve pre-established performance targets. During the employment term, Mr. Spector will receive certain perquisites set forth in the Spector Employment Agreement and will be eligible to participate in the Company’s employee benefit plans and programs, including certain retiree medical benefits for the respective lifetimes of Mr. Spector and his spouse under the Intelsat Group Welfare Benefits Plan. Mr. Spector will remain eligible for the retiree medical benefits following any termination of employment other than for cause.

If Mr. Spector’s employment is terminated without cause or if he resigns for good reason (in either case as defined in the Spector Employment Agreement) on or after January 1, 2009, subject to his timely execution and non-revocation of a waiver and release of claims and his continued compliance with the Spector Employment Agreement, and except as otherwise required by law or by the terms of the Company’s benefit plans (excluding severance plans), he will be paid severance in an amount equal to 125% of the sum of (i) his annual base salary plus (ii) the basic annual bonus, which severance amount shall be payable on the sixtieth day after such termination of employment. In addition, in connection with a termination of his employment without cause or for good reason, and in the event of a termination of his employment by reason of his death or disability, Mr. Spector will be entitled to receive any earned but unpaid compensation and a pro-rata portion of the basic annual bonus and stretch annual bonus for the year of his termination of employment based on actual results and the portion of the fiscal year Mr. Spector was employed by the Company through the effective date of such termination of employment, payable in the calendar year following such termination of employment at such time as bonuses are paid to the Company’s other senior executives. Furthermore, in the event certain specified corporate transactions occur, and the affirmative written consent of certain shareholders or a representative thereof is not required for the Company to terminate his employment at the time of such termination, and Mr. Spector is terminated without cause or resigns for good reason, then the applicable vesting provisions of his equity award agreements shall apply as if a change in control (as defined in the Spector Employment Agreement) had occurred immediately prior to such termination of employment. If the affirmative written consent of certain shareholders or a representative thereof is required for the Company to terminate his employment at the time of such termination following such a corporate transaction, and Mr. Spector is terminated without cause or resigns for good reason on or after the date that is eighteen months following the date of such corporate transaction, then the applicable vesting provisions of his equity award agreements shall apply as if a change in control had occurred immediately prior to such termination of employment.

In the event that excise tax under Section 4999 of the Code will be imposed on any compensation or benefits received by Mr. Spector, then, if (i) no shares of Parent are readily tradeable on an established securities market or otherwise and (ii) the shareholders that controlled more than 75% of the voting power of Parent entitled to vote on February 4, 2008 no longer hold 75% of such voting power at the time such excise tax would be imposed, Parent shall pay Mr. Spector an additional payment (the “Spector Partial Gross-Up Payment”) equal to the amount of the excise tax that will be imposed on such compensation or benefits; provided, that such Spector Partial Gross-Up Payment will not include any additional payments for any federal, state or local income taxes imposed on such compensation or benefits or on the Spector Partial Gross-Up Payment, including any excise tax imposed on the Spector Partial Gross-Up Payment. In the event that excise tax under Section 4999 of the Code will be imposed on any compensation or benefits received by Mr. Spector and Parent’s shares are readily tradeable on an established securities market or otherwise at such time, then Parent shall pay Mr. Spector an additional payment such that he will be placed in the same after-tax position that he would have been in had no excise tax been imposed.

The Spector Employment Agreement also provides that, during Mr. Spector’s employment with the Company and for one year after termination of his employment, whether voluntary or involuntary, he will not compete with the Company or its affiliates or hire or attempt to hire any person who is or was, during the year prior to the termination of his employment, an employee of the Company.

Michael McDonnell Employment Agreement

Michael McDonnell entered into an employment agreement (the “McDonnell Employment Agreement”) with Parent and the Company on May 6, 2009. The McDonnell Employment Agreement provides for Mr. McDonnell’s continued employment as Executive Vice President and Chief Financial Officer of each of the Parent and the Company. The McDonnell Employment Agreement supersedes the terms and conditions of the offer letter between Mr. McDonnell and the Company dated October 2, 2008.

The McDonnell Employment Agreement has a term of one year and renews automatically for successive one year periods, unless earlier terminated. The McDonnell Employment Agreement provides that Mr. McDonnell will be paid an annual base salary of $527,875 during the term, which will be reviewed for increase no less frequently than annually. The McDonnell Employment Agreement also provides that Mr. McDonnell will be eligible for (i) a basic annual bonus of 65% of his annual base salary, based on meeting pre-established performance criteria, (ii) an additional annual “stretch” bonus of 50% of his annual base salary and (iii) an additional “super stretch” bonus of 15% of his annual base salary, each based on meeting incrementally more difficult to achieve pre-established performance targets. During the employment term, Mr. McDonnell will be eligible to participate in the Company’s employee benefit plans and programs, and will receive certain perquisites set forth in the McDonnell Employment Agreement.

If Mr. McDonnell’s employment is terminated without cause or if he resigns for good reason (in either case as defined in the McDonnell Employment Agreement), subject to his timely execution and non-revocation of a waiver and release of claims and his continued compliance with the McDonnell Employment Agreement, and except as otherwise required by law or by the terms of the Company’s benefit plans (excluding severance plans), he will be paid severance in an amount equal to 125% of the sum of (i) his annual base salary plus (ii) the basic annual bonus, which severance amount shall be payable on the sixtieth day after such termination of employment. In addition, in connection with a termination of his employment without cause or for good reason, and in the event of a termination of his employment by reason of his death or disability, Mr. McDonnell will be paid any earned but unpaid compensation, and be paid a pro-rata portion of the basic annual bonus and stretch annual bonus for the year of his termination of employment based on actual results and the portion of the fiscal year Mr. McDonnell was employed by the Company through the effective date of such termination of employment, payable in the calendar year following such termination of employment at such time bonuses are paid to the Company’s other senior executives. Furthermore, in the event certain specified corporate transactions occur, and the affirmative written consent of certain shareholders or a representative thereof is not required for the Company to terminate his employment at the time of such termination, if Mr. McDonnell is terminated without cause or resigns for good reason, then the applicable vesting provisions of his equity award agreements shall apply as if a change in control (as defined in the

McDonnell Employment Agreement) had occurred immediately prior to such termination of employment. If the affirmative written consent of certain shareholders or a representative thereof is required for the Company to terminate his employment at the time of such termination following such a corporate transaction, and if Mr. McDonnell is terminated without cause or resigns for good reason on or after the date that is eighteen months following the date of such corporate transaction, then the applicable vesting provisions of his equity award agreements shall apply as if a change in control had occurred immediately prior to such termination of employment.

In the event that excise tax under Section 4999 of the Code will be imposed on any compensation or benefits received by Mr. McDonnell, then, if (i) no shares of Parent are readily tradeable on an established securities market or otherwise and (ii) the shareholders that controlled more than 75% of the voting power of Parent entitled to vote on February 4, 2008 no longer hold 75% of such voting power at the time such excise tax would be imposed, Parent shall pay Mr. McDonnell an additional payment (the “McDonnell Partial Gross-Up Payment”) equal to the amount of the excise tax that will be imposed on such compensation or benefits; provided, that such McDonnell Partial Gross-Up Payment will not include any additional payments for any federal, state or local income taxes imposed on such compensation or benefits or on the McDonnell Partial Gross-Up Payment, including any excise tax imposed on the McDonnell Partial Gross-Up Payment. In the event that excise tax under Section 4999 of the Code will be imposed on any compensation or benefits received by Mr. McDonnell and the Parent’s shares are readily tradeable on an established securities market or otherwise at such time, then the Parent shall pay Mr. McDonnell an additional payment such that he will be placed in the same after-tax position that he would have been in had no excise tax been imposed.

The McDonnell Employment Agreement also provides that, during Mr. McDonnell’s employment with the Company and for one year after termination of his employment, whether voluntary or involuntary, he will not compete with the Company or its affiliates or hire or attempt to hire any person who is or was, during the year prior to the termination of his employment, an employee of the Company.

Stephen Spengler and Thierry Guillemin Severance Agreements

On May 8, 2009, Parent entered into new letter agreements with Stephen Spengler, Executive Vice President Sales and Marketing of Intelsat Corporation, and Thierry Guillemin, Senior Vice President and Chief Technology Officer of Intelsat Corporation, providing for certain severance benefits (the “Severance Agreements”). The Severance Agreements provide that in the event the executive is terminated without cause or resigns for good reason (in either case as defined in the Severance Agreements) following certain specified corporate transactions identified in the Severance Agreements, he will be paid an amount equal to one times his base salary as in effect on the date of termination, payable in a lump sum on the sixtieth day after such termination of employment. The Severance Agreements will supersede each executive’s existing severance arrangements to the extent the Severance Agreements apply with respect to an executive’s termination of employment.

David McGlade Equity Award Agreements

On May 6, 2009, Mr. McGlade and Parent entered into a Class A Restricted Share Agreement, a Class B Restricted Share Agreement and an Option Agreement.

Mr. McGlade’s Class A Restricted Share Agreement governs the terms and conditions applicable to Mr. McGlade’s Rollover Award, consisting of the 158,810.45 Class A Shares issued to Mr. McGlade as of February 4, 2008 in exchange for a previous award. These shares are subject to vesting and forfeiture provisions. Subject to Mr. McGlade’s continued employment with Parent, the Class A Shares subject to the Class A Restricted Share Agreement vest in twenty-four equal monthly installments commencing February 4, 2008. The Class A Shares subject to the Class A Restricted Share Agreement shall automatically vest immediately prior to a change in control (as defined in the Incentive Plan) or if Mr. McGlade dies or becomes disabled, his employment is terminated without cause or if he resigns for good reason (in either case as defined in the McGlade Employment Agreement). Mr. McGlade’s Class A Restricted Share Agreement also provides that in the event of Mr. McGlade’s termination of employment, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If he is terminated for cause, the shares may be repurchased for Mr. McGlade’s purchase price or the per share fair market value of the Class A Shares as of February 4, 2008.

Mr. McGlade’s Class B Restricted Share Agreement governs the terms and conditions applicable to the 319,472 Class B Shares issued to Mr. McGlade as of May 6, 2009. 228,194 of the Class B Shares subject to the Class B Restricted Share Agreement are subject to time vesting, with 25% of the shares vested as of the date of grant and the remaining shares vesting in equal monthly installments of 1/45th per month commencing June 4, 2009 (the “McGlade Class B Time-Vesting Shares”). The remaining 91,278 Class B Shares are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years (the “McGlade Class B Performance Shares”).

In the event of a change in control, as defined in the Incentive Plan, the McGlade Class B Time-Vesting Shares become fully vested, and the McGlade Class B Performance Shares vest if certain principal shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015). In the event Mr. McGlade dies or becomes disabled, the McGlade Class B Time-Vesting Shares become fully vested and the McGlade Class B Performance Shares cease vesting and unvested shares are forfeited, unless, within six months following such termination, an initial public offering occurs or Parent enters into a definitive agreement resulting in a change in control, in which case the unvested shares will be eligible to become vested as if a change in control had occurred immediately prior to termination (the “McGlade Transaction Vesting Protection”). In the event Mr. McGlade is terminated without cause or if he resigns for good reason (in either case as defined in the McGlade Employment Agreement) the McGlade Transaction Vesting Protection applies to both the McGlade Class B Time-Vesting and McGlade Class B Performance Shares, and if such termination occurs after July 31, 2010, 50% of the unvested McGlade Class B Time-Vesting Shares vest. Mr. McGlade’s Class B Restricted Share Agreement provides for similar repurchase rights for the Parent as his Class A Restricted Share Agreement. In the event Mr. McGlade breaches any covenants contained in the McGlade Employment Agreement, he will be required to repay Parent for all the Class B Shares which vested during the twelve months preceding the breach of the covenants.

Mr. McGlade’s Option Agreement governs the terms and conditions applicable to an option to purchase 251,013 Class A Shares granted to Mr. McGlade as of May 6, 2009. The exercise price of the option is $100 per share. The option is subject to performance vesting. The option will vest with respect to 136,916 Class A Shares based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years or if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control. Upon the occurrence of a change in control or other realization event for certain specified shareholders, the option will vest ratably with respect to an additional 114,097 Class A Shares based upon a sliding scale of return on their investment from 3.3 times to 4.1 times. The option generally expires on the earliest to occur of: (i) February 4, 2018, (ii) 90 days following resignation without good reason, (iii) one year following termination without cause or for good reason or upon death or disability, and (iv) the date of termination for cause. The option is subject to the McGlade Transaction Vesting Protection following a termination due to death or disability, a termination without cause or a resignation for good reason. Additionally, in the event that Mr. McGlade is terminated without cause or resigns for good reason following certain specified corporate transactions, the option will vest as if a change in control had occurred immediately prior to termination. The Class A Shares acquired upon exercise of the options are subject to Parent repurchase rights similar to the rights specified in Mr. McGlade’s Class A Restricted Share Agreement. In the event Mr. McGlade breaches any covenants contained in the McGlade Employment Agreement, he will be required to repay Parent an amount equal to the number of shares acquired pursuant to the option during the twelve months preceding the breach of the covenants multiplied by the excess of the fair market value of the shares over the exercise price paid.

Phillip Spector Equity Award Agreements

On May 6, 2009, Mr. Spector and Parent entered into a Class A Restricted Share Agreement, a Class B Restricted Share Agreement and an Option Agreement.

Mr. Spector’s Class A Restricted Share Agreement governs the terms and conditions applicable to Mr. Spector’s Rollover Award, consisting of 70,165.54 Class A Shares issued to Mr. Spector as of February 4, 2008 in exchange for a previous equity award. These shares are subject to vesting and forfeiture provisions. Subject to Mr. Spector’s continued employment with Parent, the Class A Shares subject to the Class A Restricted Share Agreement vest in twenty-four equal monthly installments commencing February 4, 2008. The Class A Shares subject to the Class A

Restricted Share Agreement shall automatically vest immediately prior to a change in control (as defined in the Incentive Plan) or if Mr. Spector dies or becomes disabled, his employment is terminated without cause or if he resigns for good reason (in either case as defined in the Spector Employment Agreement). Mr. Spector’s Class A Restricted Share Agreement also provides that in the event of Mr. Spector’s termination of employment, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If he is terminated for cause, the shares may be repurchased for Mr. Spector’s purchase price or the per share fair market value of the Class A Shares as of February 4, 2008.

Mr. Spector’s Class B Restricted Share Agreement governs the terms and conditions applicable to the 80,679 Class B Shares issued to Mr. Spector as of May 6, 2009. 57,628 of the Class B Shares subject to the Class B Restricted Share Agreement are subject to time vesting, with 25% of the shares vested as of the date of grant and the remaining shares vesting in equal monthly installments of 1/45th per month commencing June 4, 2009 (the “Spector Class B Time-Vesting Shares”). The remaining 23,051 Class B Shares are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years (the “Spector Class B Performance Shares”).

In the event of a change in control, as defined in the Incentive Plan, the Spector Class B Time-Vesting Shares become fully vested, and the Spector Class B Performance Shares vest if certain principal shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015). In the event Mr. Spector dies or becomes disabled, the Spector Class B Time-Vesting Shares become fully vested and the Spector Class B Performance Shares cease vesting and unvested shares are forfeited, unless, within six months following such termination, an initial public offering occurs or Parent enters into a definitive agreement resulting in a change in control, in which case the unvested shares will be eligible to become vested as if a change in control had occurred immediately prior to termination (the “Spector Transaction Vesting Protection”). In the event Mr. Spector is terminated without cause or if he resigns for good reason (in either case as defined in the Spector Employment Agreement) the Spector Transaction Vesting Protection applies to both the Spector Class B Time-Vesting and Spector Class B Performance Shares, and if such termination occurs after July 31, 2010, 50% of the unvested Spector Class B Time-Vesting Shares vest. Mr. Spector’s Class B Restricted Share Agreement provides for similar repurchase rights for the Parent as his Class A Restricted Share Agreement. In the event Mr. Spector breaches any covenants contained in the Spector Employment Agreement, he will be required to repay Parent for all the Class B Shares which vested during the twelve months preceding the breach of the covenants.

Mr. Spector’s Option Agreement governs the terms and conditions applicable to an option to purchase 63,391 Class A Shares granted to Mr. Spector as of May 6, 2009. The exercise price of the option is $100 per share. The option is subject to performance vesting. The option will vest with respect to 34,577 Class A Shares based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years or if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control. Upon the occurrence of a change in control or other realization event for certain specified shareholders, the option will vest ratably with respect to an additional 28,814 Class A Shares based upon a sliding scale of return on their investment from 3.3 times to 4.1 times. The option generally expires on the earliest to occur of: (i) February 4, 2018, (ii) 90 days following resignation without good reason, (iii) one year following termination without cause or for good reason or upon death or disability, and (iv) the date of termination for cause. The option is subject to the Spector Transaction Vesting Protection following a termination due to death or disability, a termination without cause or a resignation for good reason. Additionally, in the event that Mr. Spector is terminated without cause or resigns for good reason following certain specified corporate transactions, the option will vest as if a change in control had occurred immediately prior to termination. The Class A Shares acquired upon exercise of the options are subject to Parent repurchase rights similar to the rights specified in the Class A Restricted Share Agreement. In the event Mr. Spector breaches any covenants contained in the Spector Employment Agreement, he will be required to repay Parent an amount equal to the number of shares acquired pursuant to the option during the twelve months preceding the breach of the covenants multiplied by the excess of the fair market value of the shares over the exercise price paid.

Michael McDonnell Equity Award Agreements

On May 6, 2009, Mr. McDonnell and Parent entered into a Class B Restricted Share Agreement and an Option Agreement.

Mr. McDonnell’s Class B Restricted Share Agreement governs the terms and conditions applicable to the 80,679 Class B Shares issued to Mr. McDonnell as of May 6, 2009. 57,628 of the Class B Shares subject to the Class B Restricted Share Agreement are subject to time vesting, with 10% of the shares vested as of the date of grant and the remaining shares vesting in equal monthly installments of 1/54th per month commencing June 4, 2009 (the “McDonnell Class B Time-Vesting Shares”). The remaining 23,051 Class B Shares are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008, 2009 and 2010, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years (the “McDonnell Class B Performance Shares”).

In the event of a change in control, as defined in the agreement, the McDonnell Class B Time-Vesting Shares become fully vested, and the McDonnell Class B Performance Shares vest if certain principal shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015). In the event Mr. McDonnell dies or becomes disabled, the McDonnell Class B Time-Vesting Shares become fully vested and the McDonnell Class B Performance Shares cease vesting and unvested shares are forfeited, unless, within six months following such termination, an initial public offering occurs or Parent enters into a definitive agreement resulting in a change in control, in which case the unvested shares will be eligible to become vested as if a change in control had occurred immediately prior to termination (the “McDonnell Transaction Vesting Protection”). In the event Mr. McDonnell is terminated without cause or if he resigns for good reason (in either case as defined in the McDonnell Employment Agreement) the McDonnell Transaction Vesting Protection applies to both the McDonnell Class B Time-Vesting and McDonnell Class B Performance Shares, and if such termination occurs after April 30, 2011, 50% of the unvested McDonnell Class B Time-Vesting Shares vest. In the event Mr. McDonnell breaches any covenants contained in the McDonnell Employment Agreement, he will be required to repay Parent for all the Class B Shares which vested during the twelve months preceding the breach of the covenants. Mr. McDonnell’s Class B Restricted Share Agreement provides that in the event of Mr. McDonnell’s termination of employment, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If he is terminated for cause, the shares may be repurchased for Mr. McDonnell’s purchase price or cost basis in the shares.

Mr. McDonnell’s Option Agreement governs the terms and conditions applicable to an option to purchase 63,391 Class A Shares granted to Mr. McDonnell as of May 6, 2009. The exercise price of the option is $100 per share. The option is subject to performance vesting. The option will vest with respect to 34,577 Class A Shares based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011, 2012 and 2013, as defined in the agreement, subject to catch-up vesting upon achievement of targets in later years or if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control. Upon the occurrence of a change in control or other realization event for certain specified shareholders, the option will vest ratably with respect to an additional 28,814 Class A Shares based upon a sliding scale of return on their investment from 3.3 times to 4.1 times. The option generally expires on the earliest to occur of: (i) February 4, 2018, (ii) 90 days following resignation without good reason, (iii) one year following termination without cause or for good reason or upon death or disability, and (iv) the date of termination for cause. The option is subject to the McDonnell Transaction Vesting Protection following a termination due to death or disability, a termination without cause or a resignation for good reason. Additionally, in the event that Mr. McDonnell is terminated without cause or resigns for good reason following certain specified corporate transactions, the option will vest as if a change in control had occurred immediately prior to termination. The Class A Shares acquired upon exercise of the options are subject to Parent repurchase rights similar to the rights specified in the Class B Restricted Share Agreement. In the event Mr. McDonnell breaches any covenants contained in the McDonnell Employment Agreement, he will be required to repay Parent an amount equal to the number of shares acquired pursuant to the option during the twelve months preceding the breach of the covenants multiplied by the excess of the fair market value of the shares over the exercise price paid.

Stephen Spengler and Thierry Guillemin Equity Award Agreements

On May 8, 2009, Parent entered into Class A Restricted Share Agreements, Class B Restricted Share Agreements and Option Agreements with each of Stephen Spengler and Thierry Guillemin.

The Class A Restricted Share Agreements govern the terms and conditions applicable to Rollover Awards, consisting of the Class A Shares issued to Messrs. Spengler and Guillemin as of February 4, 2008 in exchange for a previous equity award. Mr. Spengler’s Class A Restricted Share Agreement covers 16,237.41 Class A Shares and Mr. Guillemin’s Class A Restricted Share Agreement covers 3,044.47 Class A Shares. The shares are subject to vesting and forfeiture provisions. Subject to each of their continued employment with Parent, the Class A Shares subject to the Class A Restricted Share Agreements vest in twenty-three equal monthly installments on the first day of each month commencing on March 1, 2008. The Class A Shares subject to the Class A Restricted Share Agreement shall automatically vest immediately prior to a change in control (as defined in the Incentive Plan), provided that no such acceleration of vesting shall occur to the extent that it would result in payments that are not fully deductible to the company as a result of Section 280G of the Code. If either Mr. Spengler or Mr. Guillemin dies or becomes disabled, the unvested Class A Shares subject to the Class A Restricted Share Agreement shall automatically vest. In the event that either Mr. Spengler or Mr. Guillemin is terminated without cause following certain specified corporate transactions, his respective Class A Shares will vest as if a change in control had occurred immediately prior to such termination. The Class A Restricted Share Agreements also provide that in the event of the holder’s termination of employment, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If either Mr. Spengler or Mr. Guillemin is terminated for cause, his shares may be repurchased at a price per share equal to par value.

The Class B Restricted Share Agreements govern the terms and conditions applicable to the Class B Shares issued to Messrs. Spengler and Guillemin as of May 8, 2009. Mr. Spengler’s Class B Restricted Share Agreement covers 47,320 Class B Shares and Mr. Guillemin’s Class B Restricted Share Agreement covers 30,758 Class B Shares. The Class B Shares subject to the Class B Restricted Share Agreements are subject to time vesting, with 25% of the shares vested as of the date of grant and the remaining shares vesting in equal monthly installments of 1/45th per month commencing June 4, 2009 (the “Spengler/Guillemin Class B Time-Vesting Shares”). The remaining Class B Shares subject to the Class B Restricted Share Agreement are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009, as defined in the agreements, subject to catch-up vesting upon achievement of targets in later years (the “Spengler/Guillemin Class B Performance Shares”).

In the event of a change in control, as defined in the agreements, the Spengler/Guillemin Class B Time-Vesting Shares become fully vested, and the Spengler/Guillemin Class B Performance Shares vest if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015). In the event that either Mr. Spengler or Mr. Guillemin is terminated without cause, as defined in the Incentive Plan, resigns for any reason, dies or becomes disabled, his respective Spengler/Guillemin Class B Time-Vesting Shares and Spengler/Guillemin Class B Performance Shares cease vesting and all unvested shares are forfeited.

In the event that either Mr. Spengler or Mr. Guillemin is terminated without cause or resigns for good reason (as defined in the Class B Restricted Share Agreements) following certain specified corporate transactions, his respective Spengler/Guillemin Class B Time-Vesting Shares and Spengler/Guillemin Class B Performance Shares will vest as if a change in control had occurred immediately prior to such termination. The Class B Restricted Share Agreements also provide that in the event of the holder’s termination of employment without cause or for good reason, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If the termination is for cause, the shares may be repurchased at a price per share equal to par value. The Class B Restricted Share Agreements also contain covenants generally restricting Messrs. Spengler and Guillemin from competing against Parent for a period of one year following termination. In the event of a breach of this covenant, or any other applicable covenants, the individual will be required to repay Parent for all the Class B Shares which vested during the twenty-four months preceding the breach of the covenants.

The Option Agreements govern the terms and conditions applicable to options to purchase Class A Shares granted to Messrs. Spengler and Guillemin as of May 8, 2009. Mr. Spengler was granted an option to purchase 37,180 Class A

Shares and Mr. Guillemin was granted an option to purchase 24,167 Class A Shares. The exercise price of the options is $100 per share. The options are subject to performance vesting. Approximately 55% of the shares subject to each option will vest based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012, as defined in the agreements, subject to catch-up vesting upon achievement of targets in later years or if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control. Approximately 45% of the shares subject to each option will vest upon the occurrence of a change in control or other realization event for certain specified shareholders based upon a sliding scale of return on their investment from 3.3 times to 4.1. The options generally expire on the earliest to occur of: (i) February 4, 2018, (ii) 90 days following termination of employment, other than as a result of death or disability, (iii) one year following termination upon death or disability, and (iv) the date of termination for cause. In the event that either Mr. Spengler or Mr. Guillemin is terminated without cause or resigns for good reason following certain specified corporate transactions, his respective options will vest as if a change in control had occurred immediately prior to such termination. The Class A Shares acquired upon exercise of the options are subject to Parent repurchase rights similar to the rights specified in the Class A Restricted Share Agreements. The Option Agreements contain similar covenants as the Class B Restricted Share Agreements. In the event of a breach of any of the covenants contained in the Option Agreements, or any other applicable covenants, the individual will be required to repay Parent an amount equal to the number of shares acquired pursuant to the option during the twenty-four months preceding the breach of the covenants multiplied by the excess of the fair market value of the shares over the exercise price paid.

Other Management Equity Award Agreements

On May 6, 2009, pursuant to the Incentive Plan the Board also authorized the grant of 341,341 restricted Class B Shares and options to purchase 268,209 Class A Shares to certain other members of management and key employees of Parent and its subsidiaries. The awards were made effective as of May 8, 2009 (or such later date as may be required by state securities laws) and each award is evidenced by a Class B Restricted Share Agreement or an Option Agreement, as the case may be.

Five-sevenths of the Class B Shares subject to the Class B Restricted Share Agreements are subject to time vesting, with 10% of the shares vesting six months after the later of February 4, 2008 or the date of hire, and the remaining shares vesting in equal monthly installments of 1/54th per month thereafter (the “Management Class B Time-Vesting Shares”). The remaining Class B Shares subject to the Class B Restricted Share Agreements are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009 (and 2010 for individuals hired after the first quarter of 2008), as defined in the agreements, subject to catch-up vesting upon achievement of targets in later years (the “Management Class B Performance Shares”).

In the event of a change in control, as defined in the Class B Restricted Share Agreement, the Management Class B Time-Vesting Shares become fully vested, and the Management Class B Performance Shares vest if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015).

In the event of the termination, death or disability of the holder, the respective Management Class B Time-Vesting Shares and Management Class B Performance Shares cease vesting and all unvested shares are forfeited. The Class B Restricted Share Agreements also provide that in the event of the holder’s termination of employment without cause, Parent may repurchase the shares subject to the agreement generally for fair market value. If the termination is for cause, as defined in the Incentive Plan, the shares may be repurchased at a price per share equal to par value and if the termination is due to the holder’s resignation, the repurchase price is the lesser of fair market value and original grant date value. The Class B Restricted Share Agreements also contain covenants generally restricting the holder from competing against Parent for a period of one year following termination. In the event of a breach of this covenant, or any other applicable covenants, the individual will be required to repay Parent for all the Class B Shares which vested during the twenty-four months preceding the breach of the covenants.

The Option Agreements govern the terms and conditions applicable to options to purchase Class A Shares granted to the management employees as of May 8, 2009. The exercise price of the options is $100 per share. The options are subject to performance vesting. Approximately 55% of the shares subject to each option will vest based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012 (and 2013 for individuals hired after the first quarter of 2008), as defined in the agreements, subject to catch-up vesting in certain circumstances, including upon achievement of targets in later years or if certain principal shareholders of Parent receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control, as defined. Approximately 45% of the shares subject to each option will vest upon the occurrence of a change in control or other realization event for certain specified shareholders based upon a sliding scale of return on their investment from 3.3 times to 4.1 times. The options generally expire on the earliest to occur of: (i) February 4, 2018, (ii) 90 days following termination of employment, other than as a result of death or disability, (iii) one year following termination upon death or disability, and (iv) the date of termination for cause. Class A Shares acquired upon exercise of the options are subject to Parent repurchase rights similar to the rights specified in the Class B Restricted Share Agreements. The Option Agreements contain similar covenants as the Class B Restricted Share Agreements. In the event of a breach of any of the covenants contained in the Option Agreements, or any other applicable covenants, the individual will be required to repay Parent an amount equal to the number of shares acquired pursuant to the option during the twenty-four months preceding the breach of the covenants multiplied by the excess of the fair market value of the shares over the exercise price paid.

Additionally, pursuant to the Incentive Plan, on May 8, 2009 (or such later date as may be required by state securities laws), Parent and the Company entered into Class A Restricted Share Agreements (the “Management Class A Restricted Share Agreements”) and Share Option Agreements with certain members of management and key employees of Parent and its subsidiaries. These agreements govern the terms and conditions applicable to certain grants of Rollover Awards, consisting of Class A Shares and options to purchase Class A Shares which were granted as of February 4, 2008 in exchange for certain previous equity awards. Management Class A Restricted Share Agreements cover an aggregate of 19,282.65 restricted Class A Shares and the Share Option Agreements cover options to purchase an aggregate of 171,286.15 Class A Shares.

The Management Class A Restricted Share Agreements govern the terms and conditions applicable to the Class A Shares issued as of February 4, 2008. The shares are subject to vesting and forfeiture provisions. Subject to continued employment with Parent, the Class A Shares subject to the Management Class A Restricted Share Agreements vest in twenty-three equal monthly installments on the first day of each month commencing on March 1, 2008. The Class A Shares subject to the Management Class A Restricted Share Agreements shall automatically vest immediately prior to a change in control (as defined in the Incentive Plan), provided that no such acceleration of vesting shall occur to the extent that it would result in payments that are not fully deductible to the company as a result of Section 280G of the Code. If the holder dies or becomes disabled, the unvested Class A Shares subject to the Management Class A Restricted Share Agreement shall automatically vest. The Management Class A Restricted Share Agreements also provide that in the event of the holder’s termination of employment, Parent may repurchase the shares subject to the agreement generally for fair market value, unless the termination is for cause. If a holder is terminated for cause, such holder’s shares may be repurchased at a price per share equal to par value. The Management Class A Restricted Share Agreements for certain senior management employees also provide that, in the event that a holder is terminated without cause following certain specified corporate transactions, such holder’s Class A Shares will vest as if a change in control had occurred immediately prior to such termination.

The Share Option Agreements govern the terms and conditions applicable to options to purchase certain Class A Shares granted as of February 4, 2008 (the “Rollover Options”). The exercise price of the Rollover Options is $25 per share. Subject to continued employment with the Parent, the Rollover Options vest over either twenty-four or thirty-six months on the last day of each month commencing on February 29, 2008. The Rollover Options become fully vested immediately prior to a change in control (as defined in the Incentive Plan), provided that no such acceleration of vesting shall occur to the extent that it would result in payments that are not fully deductible to the company as a result of Section 280G of the Code. The Share Option Agreements for certain senior management employees also provide that, in the event the optionee is terminated without cause or resigns for good reason following certain specified corporate transactions, the option will vest as if a change in control had occurred immediately prior to such termination. The Rollover Options generally expire on the earliest to occur of: (i) the tenth anniversary of the grant date of the original option, (ii) one year following termination without cause (and in some cases resignation for good reason) or upon death or disability, (iii) 90 days following any resignation of employment, and (iv) the date of termination for cause.

Following termination of employment without cause (and, for certain senior management employees, resignation for good reason) or upon the death or disability of the holder, Parent may repurchase any outstanding and unexercised options for an amount generally equal to the fair market value of the underlying shares over the exercise price for such shares. Following a resignation (except for, with respect to certain senior management employees, resignation for good reason), Parent may repurchase any outstanding and unexercised options for an amount equal to the lesser of the fair market value of the underlying Class A Shares over the exercise price for such shares and the fair market value of the underlying shares minus any dividends, distributions or dividend equivalents paid in respect of the underlying Class A Shares over the exercise price for such shares.

Additionally, following a termination of employment without cause (and, for certain senior management employees, resignation for good reason) or upon the death or disability of the holder, Parent may repurchase any Class A Shares acquired upon exercise of the Rollover Options generally for fair market value. Following any resignation (except for, with respect to certain senior management employees, resignation for good reason), Parent may repurchase any Class A Shares acquired upon exercise of the option for an amount equal to the lesser of fair market value of the Class A Shares or fair market value of such shares minus any dividends, distributions or dividend equivalents paid in respect of the Class A Shares. If the termination is for cause, the shares are repurchased at a price per share equal to the lesser of the fair market value of such shares minus any dividends, distributions or dividend equivalents paid in respect of the Class A Shares and the exercise price paid for the Class A Shares minus any dividends, distributions or dividend equivalents paid in respect of such shares.

Management Shareholders Agreement

Each management shareholder or recipient of an equity award is, or prior to the exercise of any options, will become, a party to that certain Management Shareholders Agreement, entered into on May 6, 2009 and effective as of February 4, 2008, by and among Parent, the principal shareholders of Parent and all employees of Parent and its subsidiaries (the “Management Shareholders”) who hold Class A Shares or Class B Shares (the “Management Shareholders Agreement”). The Management Shareholders Agreement governs the terms and conditions of a Management Shareholder’s ownership of Class A Shares and Class B Shares and applies to each Management Shareholder and any person or entity to whom the Management Shareholder’s shares are transferred (whether voluntarily or involuntarily).

In general, the Management Shareholders Agreement prevents Management Shareholders from transferring any Class A Shares or Class B Shares without the consent of the Board. If the Board approves any such transfer, certain shareholders have a right of first offer to purchase the shares proposed to be transferred. Notwithstanding the general prohibition on transferring shares, Management Shareholders may be permitted to transfer shares pursuant to “tag along” and “drag along” rights set forth in the Management Shareholders Agreement.

In addition, the Management Shareholders Agreement permits certain sponsor shareholders to repurchase Class A Shares and/or Class B shares from a Management Shareholder following the Management Shareholder’s termination of employment if the Parent does not repurchase such shares pursuant to the applicable award agreement. The Management Shareholders Agreement also provides “priority subscription” rights. If certain sponsor shareholders purchase additional shares, the priority subscription rights allow Management Shareholders to purchase additional shares on the same terms as the sponsor shareholders.

The Management Shareholders Agreement terminates upon an initial public offering (generally defined as a public offering of at least 20% of outstanding shares of Parent), the liquidation of Parent or sale of all or substantially all of Parent’s assets, or a date established by the Board to terminate the Management Shareholders Agreement. In addition, the Management Shareholders Agreement may terminate at specified times following the Parent’s merger with a public company.

Each of David McGlade, Phillip L. Spector, the Trusts and Michael McDonnell have entered into letter agreements (the “MSA Letter Agreements”) amending the Management Shareholders Agreement as it applies to the shares held by David McGlade, Phillip L. Spector, the Trusts and Michael McDonnell, respectively. The MSA Letter Agreements generally provide for “piggy back registration rights,” additional option grants upon certain conversions of Class B Shares, and limits on Parent’s ability to repurchase co-invest Class A Shares purchased pursuant to Subscription Agreements if the fair market value is less than the original purchase price per share for such shares.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Intelsat Global, Ltd. 2008 Share Incentive Plan.
10.2	Class A Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.3	Class A Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.4	Class A Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.5	Class A Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.6	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.7	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.8	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell.
10.9	Class B Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.10	Class B Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.11	Management Shareholders Agreement of Intelsat Global, Ltd.
10.12	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade regarding the Management Shareholders Agreement.
10.13	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector regarding the Management Shareholders Agreement.
10.14	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell regarding the Management Shareholders Agreement.
10.15	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.16	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.17	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell.
10.18	Option Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.19	Option Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.20	Form of Management Class B Restricted Share Agreement, dated May 8, 2009.
10.21	Form of Management Option Agreement, dated May 8, 2009.
10.22	Form of Management Class A Restricted Share Agreement, dated May 8, 2009.
10.23	Form of Share Option Agreement, dated May 8, 2009.
10.24	Amendment and Acknowledgement, dated May 6, 2009, between Intelsat, Ltd., Intelsat Global, Ltd. and David McGlade.
10.25	Employment Agreement, dated May 6, 2009 between Intelsat Global, Ltd., Intelsat, Ltd. and Phillip Spector.
10.26	Employment Agreement, dated May 6, 2009 between Intelsat Global, Ltd., Intelsat, Ltd. and Michael McDonnell.
10.27	Severance Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.28	Severance Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.29	Second Amended and Restated Bye-Laws of Intelsat Global, Ltd., adopted May 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009

INTELSAT, LTD.

By:	/s/ Phillip L. Spector
Name: Phillip L. Spector
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Intelsat Global, Ltd. 2008 Share Incentive Plan.
10.2	Class A Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.3	Class A Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.4	Class A Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.5	Class A Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.6	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.7	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.8	Class B Restricted Share Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell.
10.9	Class B Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.10	Class B Restricted Share Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.11	Management Shareholders Agreement of Intelsat Global, Ltd.
10.12	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade regarding the Management Shareholders Agreement.
10.13	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector regarding the Management Shareholders Agreement.
10.14	Letter Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell regarding the Management Shareholders Agreement.
10.15	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and David McGlade.
10.16	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Phillip Spector.
10.17	Option Agreement, dated May 6, 2009, between Intelsat Global, Ltd. and Michael McDonnell.
10.18	Option Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.19	Option Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.20	Form of Management Class B Restricted Share Agreement, dated May 8, 2009.
10.21	Form of Management Option Agreement, dated May 8, 2009.
10.22	Form of Management Class A Restricted Share Agreement, dated May 8, 2009.
10.23	Form of Share Option Agreement, dated May 8, 2009.
10.24	Amendment and Acknowledgement, dated May 6, 2009, between Intelsat, Ltd., Intelsat Global, Ltd. and David McGlade.
10.25	Employment Agreement, dated May 6, 2009 between Intelsat Global, Ltd., Intelsat, Ltd. and Phillip Spector.
10.26	Employment Agreement, dated May 6, 2009 between Intelsat Global, Ltd., Intelsat, Ltd. and Michael McDonnell.
10.27	Severance Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Stephen Spengler.
10.28	Severance Agreement, dated May 8, 2009, between Intelsat Global, Ltd. and Thierry Guillemin.
10.29	Second Amended and Restated Bye-Laws of Intelsat Global, Ltd., adopted May 6, 2009.